Exhibit 99.1

Identiv to Acquire Mobile Security Company Thursby Software Systems, Inc.

Acquisition Expected to Provide Customers with Enhanced Productivity, BYOD Support, and Strong Security for Government-Grade Smart Card Deployments and Derived Credential Applications on Apple iOS and Android Mobile Devices

FREMONT, Calif., October 25, 2018 — Identiv, Inc. (NASDAQ: INVE), a global provider of physical security and secure identification, has entered into a definitive agreement to acquire Thursby Software Systems, Inc., an Arlington, Texas-based provider of security software for mobile devices. The acquisition is expected to strengthen Identiv’s identity offerings with complete solutions for secure and convenient logical access across smart cards and derived credentials on Apple iOS and Android mobile devices. It is also a major strategic step towards Identiv’s vision of converged, highly secure yet frictionless access to information and places through a single identity and a single infrastructure platform.

Thursby’s software solutions provide strong security for enterprise and personal mobility, supporting bring-your-own-device (BYOD) and two-factor authentication (2FA) on mobile devices. The company enables Department of Defense (DoD) issued Common Access Cards (CAC), federally issued Personal Identification Verification (PIV) cards, derived credentials, and commercially issued PIV-I cards to access, sign, encrypt, and decrypt information and emails from Apple iOS and Android mobile phones or tablet devices. These capabilities have allowed over a hundred thousand DoD and federal employees, including the U.S. Navy Reserve via the Ready-2-Serve (R2S) mobile application, to use personal and government-furnished mobile devices to access needed information on-the-go. Thursby has sold more than one million software licenses to a range of customers and industries, including government, healthcare, finance, energy, education, research, Fortune 500, Global 2000, and OEMs.

“This combination substantially strengthens our position as a trusted provider of convenient high-security solutions to government and enterprise customers,” said Steven Humphreys, CEO of Identiv. “Thursby has built deep, long-standing customer relationships, completely aligned with our strategy of providing secure software platforms that are customizable to specific customer preferences. Thursby’s solutions truly deliver beyond its customers’ expectations, providing both high security and terrific end-user convenience. The company’s deep government strengths and mobile app expertise are core elements in our vision for federal and commercial security solutions. Thursby’s seamless support of both government-grade smart card deployments and derived credentials also aligns with our philosophy of supporting customers’ adoption of technologies at their own pace, optimized for their own use cases. We believe this accretive acquisition is a strategic step that moves us closer to achieving our long-term target business model, generating higher margins, improving profitability, and delivering a solutions platform that transforms our industry.”

Bill Thursby, President and Founder of Thursby Software Systems, commented: “In our 32 years, we have prided ourselves as being a leader in technology while remaining small and responsive. By becoming part of the Identiv family, we will retain our strengths while taking on the additional benefits of a large international company with an excellent reputation. We first partnered with Identiv in 2011 as both a supplier of smart card readers and a customer by adding the Thursby Sub Rosa license to the Identiv mobile reader line-up. We are excited to be joining the Identiv team who shares our passion for bringing together security and innovation for our customers.”

“We started working with Thursby and Identiv in 2016 to enhance productivity and secure BYOD and mobile access for our Reservists,” said Tim Bentjen, Director of IT Development, Navy Reserve. “Thursby has been a key partner in making sure our applications are highly secure, yet convenient, in the field. To ensure compatibility of our secure mobile applications on Android platforms, we have leveraged the Identiv smart fold reader/mobile dongle.”

Identiv’s acquisition of Thursby is subject to customary closing conditions and is expected to close on or about November 1, 2018. For additional details, please reference the Form 8-K to be filed with the U.S. Securities and Exchange Commission. Management will also discuss the acquisition on its third quarter 2018 conference call, scheduled to take place after market close on November 8, 2018.

About Identiv

Identiv, Inc. is a global provider of physical security and secure identification. Identiv’s products, software, systems, and services address the markets for physical and logical access control, video analytics, and a wide range of RFID-enabled applications. Customers in the government, enterprise, consumer, education, healthcare, banking, retail, and transportation sectors rely on Identiv’s access and identification solutions. Identiv’s mission is to secure the connected physical world: from perimeter to desktop access, and from the world of physical things to the Internet of Everything. Identiv is a publicly traded company and its common stock is listed on the Nasdaq Capital Market in the U.S. under the symbol “INVE”. For more information, visit identiv.com.

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Company’s expectations regarding future operating and financial performance, the Company’s beliefs that the acquisition is expected to strengthen the Company’s identity offerings with complete solutions for secure and convenient logical access across smart cards and derived credentials on Apple iOS and Android mobile devices and that the acquisition will strengthen the

Company’s position as a trusted provider of convenient high-security solutions to government and enterprise markets, that the acquisition is accretive, that the acquisition is a strategic step that moves the Company closer to achieving its long-term target business model, generating higher margins, and improving profitability, that the acquisition is expected to close by November 1, 2018 as well as the Company’s beliefs regarding momentum and growth in its business, the Company’s belief that it is well-positioned for organic and inorganic growth, the Company’s beliefs regarding its pipeline, growth opportunities, and the Company’s beliefs regarding its status in the market and with customers is a forward-looking statement. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, actual results for fiscal 2018 and beyond, the Company’s ability to continue the momentum in its business, its ability to successfully execute its business strategy, the successful closing of the acquisition, the actual benefits and synergies achieved through the acquisition of Thursby, the level of customer orders, customer response to the proposed acquisition, the success of its products and partnerships, industry trends and seasonality, and factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

Investor Relations Contact

Matt Glover and Najim Mostamand, CFA

Liolios Group, Inc.

949-574-3860

IR@identiv.com

Media Contact

press@identiv.com